SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           _________________________

                                   FORM 8-K
                                CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934
                           _________________________

      Date of Report (date of earliest event reported):  January 16, 2007

                    MID-WISCONSIN FINANCIAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)

                  WISCONSIN         0-18542         06-1169935
               (State or Other (Commission File    (IRS Employer
               Jurisdiction of      Number)       Identification
               Incorporation)                         Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
         (Address of principal executive offices, including Zip Code)

                                (715) 748-8300
              Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   O Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   O Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   O Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   O Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.06  MATERIAL IMPAIRMENTS

On January 16, 2007, our board of directors authorized and approved Mid-Wisconsin Financial Services, Inc. to record a loss for the quarter ended December 31, 2006 as a result of having been negatively impacted by the recording of a specific loan loss provision of $4.6 million pretax or approximately $2.75 million on an after-tax basis on loans made by its principal subsidiary, Mid-Wisconsin Bank, to a business entity and to the related owners. The fully-diluted earnings per share impact of providing the additional loan loss provision described above for the quarter ended December 31, 2006 is expected to be $1.67 per share. The total amount of the provision for loan loss to be recorded in the fourth quarter will be determined in accordance with our standard methodology for determining the adequacy of our allowance for loan loss.

We intend to report our 2006 fourth quarter and year-to-date earnings on Monday, January 29th. A news release will be available at that time on the Company's website at www.midwisc.com.

This filing contains forward-looking statements or comments, including our estimate of the impact of the expected loss on our financial results. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management's view as of any subsequent date. Forward-looking estimates and statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied, in this filing. Factors that may cause such differences include additional information concerning fourth quarter results. Additional factors that that may cause actual results to differ materially from those expressed in the forward-looking statements include (i) other risks and assumptions described in Mid-Wisconsin's Annual Report on Form 10-K for the year ended December 31, 2005 under the headings "Forward-Looking Statements" and "Risk Factors" which factors are incorporated herein by reference, and (ii) such other factors as may be described in other Mid-Wisconsin filings with the Securities and Exchange Commission ("SEC"). We specifically disclaim any obligation to update factors or to publicly announce the result of revisions to any of the forward-looking statements or comments included herein to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  January 22, 2007             By: JAMES F. WARSAW
                                        James F. Warsaw
                                        President and Chief Executive Officer